Exhibit 99.1


July 26, 2000


Contact:  John R. Biggar, PPL Corp. (610) 774-5613
          Timothy J. Paukovits, PPL Corp. (610) 774-4124


                         PPL'S EARNINGS SHATTER RECORD,
                         ------------------------------
              SPARK INCREASED EARNINGS FORECASTS FOR 2000 AND 2001
              ----------------------------------------------------


          ALLENTOWN, Pa.-- Fueled by the highest level of earnings in the company's history, PPL Corp. (NYSE: PPL) today (7/26) increased its earnings forecasts for 2000 and 2001.

          PPL Corp. reported record second quarter earnings of $0.64 per share in 2000. This figure is a 60 percent increase over the $0.40 per share reported in the second quarter of 1999.

          For the first half of 2000, the company reported earnings of $1.63 per share, an increase of more than 40 percent over the $1.16 per share reported in the first half of 1999, which was the previous highest earnings level in PPL's history for the first six months of the year.

          "This unprecedented earnings performance was made possible by a set of business fundamentals that we believe will continue. Using conservative assumptions about future business conditions, we are increasing our earnings forecast to between $2.80 and $2.90 per share for 2000 and to between $3.10 and $3.20 per share for 2001," said William F. Hecht, PPL Corp.'s chairman, president and chief executive officer. The company previously had forecasted earnings of $2.65 per share for 2000 and $3.00 per share for 2001.

          "We are seeing improved performance on already strong earnings growth across all of our business lines," said Hecht. "Of particular importance is our ability to extract increasing value from our portfolio of about 10,000 megawatts of merchant generation by combining our skills as operators of low-cost power plants with the ability of our disciplined energy marketers and traders to capture value afforded by competitive energy markets."

          Hecht said PPL's corporate strategy of generating and marketing competitively priced energy in key U.S. markets and owning and operating high-quality energy delivery businesses in selected regions around the world has led to record-breaking, sustainable growth.

          To maximize opportunities in key U.S. energy markets, PPL has plans to increase its generating capacity to about 20,000 megawatts by the middle of this decade. The company now owns and operates about 10,000 megawatts of capacity in Pennsylvania, Montana and Maine and is developing an additional 2,700 megawatts in Connecticut, New York, Pennsylvania and Arizona.

          The major drivers of PPL's stronger than previously forecast earnings performance for 2000 are:

o increased margins on energy transactions, including increased sales of retail and wholesale energy in deregulated markets and increased volumes of electricity supplied in regulated markets;

o higher volumes of electricity delivered in PPL Utilities' franchised service territory;

o    success in continuing to reduce operating costs; and

o    higher earnings from the company's PPL Montana business.

          The above factors are expected to continue to drive earnings improvement in 2001.

          PPL experienced strong growth in operating revenues and net income during the first half of 2000 as compared to the first half of 1999, with operating revenues increasing 31 percent and net income increasing 28 percent. Similar strong growth took place in the second quarter of 2000, as operating revenues increased 29 percent and net income increased 46 percent in comparison to the second quarter of 1999.

          Excluding one-time items, earnings per share for the 12 months ended June 30, 2000, were $2.80 compared to the similarly adjusted earnings per share of $2.12 reported for the same period last year, an increase of 32 percent. Net income for the 12 months ended June 30, 2000, increased by 19 percent over the same period last year. Operating revenues for the 12 months ended June 30, 2000, were up 26 percent over the same period last year.

          Based in Allentown, Pa., PPL Corp. is a FORTUNE 500(R) company that delivers electricity and natural gas to more than 1.3 million customers in Pennsylvania; markets wholesale or retail energy in 43 U.S. states and Canada;

provides energy services for businesses in the Mid-Atlantic and Northeastern U.S.; generates electricity at power plants in Pennsylvania, Maine and Montana; delivers electricity to 1.4 million customers in southwest Britain; and delivers electricity to nearly 1.8 million customers in Chile, Bolivia, El Salvador and Brazil.

                    PPL CORPORATION AND SUBSIDIARY COMPANIES
                 CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)
                 ----------------------------------------------

                                            CONSOLIDATED BALANCE SHEET
                                              (MILLIONS OF DOLLARS)

                                               JUNE 30, 2000     DEC. 31, 1999
                                               -------------     -------------
ASSETS
------
Investments and current assets                     $ 2,476         $1,988
Property, plant and equipment
  Transmission and distribution - net                2,470          2,462
  Generation - net                                   2,465          2,352
  General and intangible - net                         277            259
  Construction work in progress                        221            181
  Nuclear fuel and other leased property               123            139
                                                  ---------      ---------
   Electric utility plant - net                      5,556          5,393
  Gas and oil utility plant - net                      171            171
  Other property - net                                  69             60
                                                  ---------      ---------
                                                     5,796          5,624
Recoverable transition costs                         2,538          2,647
Regulatory and other assets                          1,059            915
                                                  ---------      ---------
  Total assets                                     $11,869        $11,174
                                                  =========      =========

LIABILITIES AND EQUITY
Current liabilities                                 $2,273         $2,280
Long-term debt (less current portion)                4,329          3,689
Deferred income taxes and ITC                        1,529          1,548
Liability for above market NUG purchases               627            674
Other noncurrent liabilities                           933            959
Minority interest                                       55             64
Company-obligated mandatorily redeemable securities    250            250
Preferred stock                                         97             97
Earnings reinvested                                    812            654
Other common equity                                  1,800          1,795
Treasury stock                                        (836)          (836)
                                                  ---------      ---------
  Total liabilities and equity                     $11,869        $11,174
                                                  =========      =========


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                                      -4-


                          CONSOLIDATED INCOME STATEMENT
                              (MILLIONS OF DOLLARS)

                                                       3 MONTHS ENDED JUNE 30   6 MONTHS ENDED JUNE 30   12 MONTHS ENDED JUNE 30
                                                       ----------------------   ----------------------   -----------------------
                                                         2000       1999(A)      2000       1999(A)      2000        1999(A)
                                                       ---------   ---------   ---------   ---------   ---------    ---------

OPERATING REVENUES

   Electric                                            $     683   $     584   $   1,472   $   1,251   $   2,979    $   2,486
   Natural Gas and propane                                    36          24          94          70         140          105
   Wholesale energy marketing and trading                    483         336         943         632   $   1,750    $   1,351
   Energy-related businesses                                  95          60         201         118         360          196
                                                       ---------   ---------   ---------   ---------   ---------    ---------
                                                           1,297       1,004       2,710       2,071       5,229        4,138
                                                       ---------   ---------   ---------   ---------   ---------    ---------
OPERATING EXPENSES

   Fuel and purchased power                                  593         454       1,201         866       2,366        1,778
   Other operation and maintenance                           215         197         424         392         912          812
   Amortization of recoverable transition costs               46          41         109          86         195           86
   Depreciation and amortization                              70          61         138         121         274          264
   Other                                                     132          87         277         180         475          330
                                                       ---------   ---------   ---------   ---------   ---------    ---------
                                                           1,056         840       2,149       1,645       4,222        3,270
                                                       ---------   ---------   ---------   ---------   ---------    ---------
OPERATING INCOME                                             241         164         561         426       1,007          868
                                                       ---------   ---------   ---------   ---------   ---------    ---------
Other income                                                   8           7           7           7          97           62
                                                       ---------   ---------   ---------   ---------   ---------    ---------
INCOME BEFORE INTEREST, INCOME TAXES AND
   MINORITY INTEREST                                         249         171         568         433       1,104          930
Interest expense                                              92          61         180         123         334          247
Income taxes                                                  58          40         140         114         200          251
Minority interest                                              0           0           1           0          15            0
                                                       ---------   ---------   ---------   ---------   ---------    ---------
INCOME BEFORE EXTRAORDINARY ITEMS                             99          70         247         196         555          432
Extraordinary items (net of taxes)                             0           0           0           0         (46)           0
                                                       ---------   ---------   ---------   ---------   ---------    ---------
INCOME BEFORE DIVIDENDS ON PREFERRED STOCK                    99          70         247         196         509          432
Preferred stock dividend requirements                          7           7          13          13          26           25
                                                       ---------   ---------   ---------   ---------   ---------    ---------
NET INCOME                                             $      92   $      63   $     234   $     183   $     483    $     407
                                                       =========   =========   =========   =========   =========    =========

EARNINGS PER SHARE OF COMMON STOCK - BASIC AND DILUTED
   Adjusted earnings                                   $    0.64   $    0.40   $    1.63   $    1.16   $    2.80    $    2.12
   One-time adjustments                                     0.00        0.00        0.00        0.00        0.51         0.42
                                                       ---------   ---------   ---------   ---------   ---------    ---------
   Actual earnings                                     $    0.64   $    0.40   $    1.63   $    1.16   $    3.31    $    2.54
                                                       =========   =========   =========   =========   =========    =========

AVERAGE NUMBER OF SHARES OUTSTANDING
 (THOUSANDS)                                             144,137     157,694     143,948     157,653     145,985      160,347

(a) Certain amounts have been reclassified to conform to the current year presentation


                                                KEY INDICATORS

FINANCIAL
                                     12 MONTHS ENDED        12 MONTHS ENDED
                                      JUNE 30, 2000          JUNE 30, 1999
                                     ---------------        ---------------

Dividends declared per share              $1.03                  $1.00
Book value per share(a)                  $12.31                 $11.96
Market price per share(a)                $21.9375               $30.7500
Dividend yield                             4.7%                   3.3%
Dividend payout ratio(b)                  37%                    47%
Price/earnings ratio(b)                    7.8                   14.5
Return on average common equity(b)        25.18%                 12.61%

(a) End of period
(b) Based on adjusted earnings


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                                      -5-



OPERATING
PPL ELECTRIC UTILITIES CORP.    3 MONTHS ENDED JUNE 30       6 MONTHS ENDED JUNE 30      12 MONTHS ENDED JUNE 30
(CONSOLIDATED)                  ----------------------       ----------------------      -----------------------

                                                 PERCENT                      PERCENT                      PERCENT
                                2000    1999     CHANGE      2000    1999     CHANGE     2000      1999    CHANGE
                                ----    ----     ------      ----    ----     ------     ----      ----    ------
(millions of kwh)
Electricity delivered to
  retail customers(a)          7,851   7,673       2.3%    17,303  16,866       2.6%   33,483    33,175      0.9%
Electricity supplied to
  retail customers(a)          9,211   7,868      17.1%    19,046  16,754      13.7%   35,988    32,874      9.5%
Wholesale energy sales         7,184   7,308      -1.7%    16,723  16,261       2.8%   32,177    35,924    -10.4%

(a) Electricity delivered to retail customers represents the kwh delivered to customers within PPL Electric Utilities Corp.'s service territory. Electricity supplied represents the kwh supplied to customers within and outside PPL Electric Utilities Corp.'s service territory (including sales of PPL EnergyPlus). Customers within PPL Electric Utilities Corp.'s service territory will have their energy delivered by PPL Electric Utilities Corp.; however, they have a choice as to their electricity supplier.

                    Certain statements contained in this news release, including statements with respect to future earnings and generating capacity, are "forward-looking statements" within the meaning of the federal securities laws. Although PPL Corp. believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. The following are among the important factors that could cause actual results to differ materially from the forward-looking statements: market demand and prices for energy, capacity and fuel; weather variations affecting customer energy usage; competition in retail and wholesale power markets; the effect of any business or industry restructuring; the profitability and liquidity of PPL Corp. and its subsidiaries; new accounting requirements or new interpretations or applications of existing requirements; operating performance of plants and other facilities; environmental conditions and requirements; system conditions and operating costs; performance of new ventures; political, regulatory or economic conditions in countries where PPL Corp. or its subsidiaries conduct business; capital market conditions; foreign exchange rates; and the commitments and liabilities of PPL Corp. and its subsidiaries. Any such forward-looking statements should be considered in light of such factors and in conjunction with PPL Corp.'s Form 10-K and other reports on file with the Securities and Exchange Commission.

*EDITORS NOTE: VISIT OUR DEDICATED MEDIA WEB SITE AT WWW.PPLNEWSROOM.COM FOR ADDITIONAL NEWS AND BACKGROUND ABOUT PPL.